CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                                   AS ADDED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of Clifton Savings Bancorp, Inc. (the "Company") on Form 10-Q for the period ended December 31, 2005 as filed with the Securities and Exchange Commission (the "Report"), the undersigned hereby certify, pursuant to 18 U.S.C. ss.1350, as added by ss. 906 of the Sarbanes-Oxley Act of 2002, that:

       (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.



                                    /s/ John A. Celentano, Jr.
                                    --------------------------------------------
                                    John A. Celentano, Jr.
                                    Chairman of the Board and Chief Executive
                                    Officer


                                    /s/ Christine R. Piano
                                    --------------------------------------------
                                    Christine R. Piano
                                    Chief Financial Officer and Treasurer
                                    (principal financial and accounting officer)

February 8, 2006